SUMMARY PROSPECTUS
Franklin LifeSmart™ Retirement Income Fund Franklin LifeSmart™ Retirement Income Fund May 1, 2019

Class A	Class C	Class R	Class R6	Advisor Class
FTRAX	FRTCX	FBRLX	FLMTX	FLRDX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2019, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin LifeSmart™ Retirement Income Fund

Investment Goal

To seek to make monthly distributions, while preserving the investors' capital over the long term.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 60 in the Fund's Prospectus and under “Buying and Selling Shares” on page 96 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C1	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[2]	1.00%	None	None	None

1. Effective October 5, 2018, Class C shares of the Fund convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions are on the basis of the relative net asset values of the two classes, are not subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See “Your Account – Choosing a Share Class – Sales Charges - Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%[1]	None	None
Other expenses[2]	0.50%	0.50%	0.50%	0.39%	0.50%
Acquired fund fees and expenses[3]	0.41%	0.41%	0.41%	0.41%	0.41%
Total annual Fund operating expenses[3]	1.41%	2.16%	1.66%	1.05%	1.16%
Fee waiver and/or expense reimbursement[4]	-0.70%	-0.70%	-0.70%	-0.64%	-0.70%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement3, [4]	0.71%	1.46%	0.96%	0.41%	0.46%

1. Class R distribution and service (12b-1) fees have been restated to reflect the maximum annual rate set by the board of trustees. Consequently, the total annual fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Other expenses of the Fund have been restated to exclude non-recurring prior period expense adjustments. If such expense adjustments were included in the table above, other expenses would have been lower. Consequently, the Fund's total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The investment manager has contractually agreed to waive or assume certain expenses so that total annual fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) for each class of the Fund, other than Class R6, do not exceed 0.05% and for Class R6 do not exceed 0.00%, until April 30, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 619	$ 907	$ 1,216	$ 2,091
Class C	$ 249	$ 609	$ 1,095	$ 2,438
Class R	$ 98	$ 455	$ 836	$ 1,907
Class R6	$ 42	$ 270	$ 517	$ 1,225
Advisor Class	$ 47	$ 299	$ 571	$ 1,346
If you do not sell your shares:
Class C	$ 149	$ 609	$ 1,095	$ 2,438

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account. During the most recent fiscal year, the Fund's portfolio turnover rate was 46.27% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an asset allocation strategy, combined with an income generation strategy, designed for investors in retirement.

Under normal market conditions, the investment manager allocates the Fund’s assets among the broad asset classes of equity and fixed-income investments and strategies by investing primarily in a distinctly-weighted combination of underlying funds, predominantly other Franklin Templeton mutual funds and Franklin Templeton and third-party exchange-traded funds (ETFs), based on each underlying fund’s predominant asset class and strategy. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income investments.

Under normal market conditions, 30% of the Fund’s assets are allocated to equity investments and 70% of the Fund’s assets are allocated to fixed-income investments. The underlying funds and the percentage allocations to each asset class may be changed from time to time by the Fund’s investment manager without the approval of shareholders, and, under normal market conditions, the percentage allocations for equity and fixed-income funds may vary up to 10% from the stated allocations.

In order to generate additional income for the Fund, the investment manager employs an income generation strategy. Under this strategy, the Fund regularly engages in: (1) a direct covered call strategy by writing covered call options on equity indices, equity ETFs and equity index futures; and (2) an indirect covered call strategy through the use of equity index-linked notes, which are notes that synthetically combine the return of the ownership of an equity index and a covered call on that index and produce coupon payments to the Fund. In addition, the Fund may engage in equity index futures and purchase exchange-traded and OTC put options on equity indices, equity ETFs and equity index futures for hedging purposes to tactically adjust the Fund’s exposure to certain asset classes and for efficient portfolio management purposes. The derivatives in which the Fund invests for its income generation strategy are allocated to the Fund’s equity asset class for purposes of the Fund’s asset allocations.

Under normal market conditions, the Fund employs a managed distribution policy that is designed to provide shareholders with regular distributions from their investment. Under this policy, the Fund distributes twelve level monthly payments throughout each calendar year to enable shareholders to estimate the distributions they will receive from the Fund; however, the twelfth monthly payment may be greater than the initially anticipated amount if additional income or capital gains are required to be distributed. The targeted annual payout rate for all share classes is between approximately 3% and 6% per share based on the last net asset value of the Fund of the prior calendar year in which the distribution is being made (e.g., for distributions made in 2019, the targeted annual payout rate for all share classes will be based on the Fund’s net asset value on December 31, 2018). The distribution rate will vary by class based on the expenses of each class.

Every year, the investment manager will undertake to determine if an adjustment should be made to the monthly rate. In determining if changes need to be made to the rate, the investment manager will evaluate such factors as the current and forecasted interest rate environment, dividend projections, fee structure of the Fund and its classes, historical long-term performance of the Fund, and capital market expectations. The current or adjusted distribution rate would be applied in January of the following year. Therefore, the required amount of shares needed to be held by a shareholder to generate the same monthly payout under the managed distribution policy may vary from year to year depending on the determined distribution rate for that year. The annual payout rate may be adjusted higher or lower from year to year in response to market conditions, without shareholder approval.

Level monthly distributions will be paid to shareholders under the managed distribution policy in any given year regardless of the performance of the Fund. These payments may include income and capital gains generated by the underlying securities in the portfolio, as well as a possible return on capital component, if necessary, to meet the annual distribution rate.

When selecting equity funds, the investment manager considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the investment manager considers the need for reduced market risks and lower volatility, appropriate to the Fund’s risk profile, and considers the credit quality, duration and maturity of the underlying funds’ portfolios. Certain fixed-income funds may hold securities across the credit quality spectrum, including below investment grade or "junk" bonds. The underlying funds may invest in all types of U.S. and foreign (including emerging markets) securities and may engage in strategies that employ derivative instruments. In evaluating the risk level of the underlying funds, the investment manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

No more than 25% of the Fund’s assets may be invested in any one underlying fund, except that the Fund may invest up to 50% of its total assets in Franklin U.S. Government Securities Fund.

While the Fund is designed for investors in retirement, investors should also consider other factors besides their age or retirement date, such as their risk tolerance, personal circumstances, legal considerations, tax consequences and status, complete financial situation and needs and individual goals, some or all of which can change frequently. It is possible to lose money by investing in the Fund notwithstanding the managed distribution policy. There can be no assurance or guarantee that the Fund will provide a fixed stable level of distributions at any time or over any period of time. An investment in the Fund could lose money over short, intermediate, or even long periods of time.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Asset Allocation   The Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying funds. There is the possibility that the investment manager’s evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve the Fund's investment goal in view of actual market trends.

Equity Funds   To the extent that the Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. Individual stock prices tend to go up and down more dramatically than those of other types of investments. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by an underlying fund.

Debt Funds   To the extent that the Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these price changes. Other factors may also affect the market price and yield of debt securities, including investor demand, changes in the financial condition of issuers of debt securities, and domestic and worldwide economic conditions.

Investing in Underlying Funds   Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Investing in ETFs   The Fund's investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if the Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Managed Distribution Policy   The Fund’s monthly payments may reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial losses and experience additional asset reductions as a result of the monthly payments to shareholders under the managed distribution policy. Even if the Fund’s assets grow over time, it is possible that such growth will not be sufficient to maintain the rate of its monthly distributions. As a result, the Fund may return capital to shareholders (i.e., a return of all or part of a shareholder’s original investment). The Fund’s ability to achieve its objective of preserving capital while making monthly distributions is subject to market conditions at the time of investment and the length of time shares of the Fund are held. Fund shareholders are expected to receive a monthly distribution that is equal to a set percentage per share, which will be different per class based on differences in class expenses, multiplied by the number of shares owned on the record date. The managed distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share or a fixed percentage of a shareholder’s current account value. In addition, any redemptions you make from your Fund account may proportionately reduce the amount of future distributions you will receive from the Fund. For additional information on the Fund’s managed distribution policy, see the section in this prospectus entitled “Distributions and Taxes.”

For purposes of the discussion below, “Fund” means the Fund and/or one or more of the underlying funds in which the Fund invests.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value. While securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, not all securities of the various U.S. government agencies are, including those of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac may involve a risk of non-payment of principal and interest.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies (e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency).

Equity Index-Linked Notes (ILNs)   Investments in ILNs often have risks similar to securities in the underlying index, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ILNs are in note form, ILNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the securities in the underlying index move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ILN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ILN is also subject to counterparty risk, which is the risk that the issuer of the ILN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ILNs are also subject to liquidity risk, which may make ILNs difficult to sell and value. In addition, ILNs may exhibit price behavior that does not correlate with the securities in the underlying index or a fixed-income investment

Equity-Linked Notes (ELNs)   Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risks. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Mortgage Securities   Mortgage securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below show how the Fund's performance compares to groups of securities that align with a portion of the Fund's portfolio.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	12.99%
Worst Quarter:	Q3'11	-8.96%
As of March 31, 2019, the Fund's year-to-date return was 6.12%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin LifeSmart™ Retirement Income Fund - Class A
Return Before Taxes	-7.82%	0.42%	6.05%
Return After Taxes on Distributions	-9.24%	-1.26%	4.71%
Return After Taxes on Distributions and Sale of Fund Shares	-4.53%	-0.22%	4.43%
Franklin LifeSmart™ Retirement Income Fund - Class C	-4.23%	0.81%	5.89%
Franklin LifeSmart™ Retirement Income Fund - Class R	-2.67%	1.31%	6.41%
Franklin LifeSmart™ Retirement Income Fund - Class R6	-2.16%	1.89%	3.02%[1]
Franklin LifeSmart™ Retirement Income Fund - Advisor Class	-2.21%	1.83%	6.95%
MSCI All Country World Index (index reflects no deduction for fees, expenses or taxes)	-8.93%	4.82%	10.05%
Bloomberg Barclays Multiverse Index (index reflects no deduction for fees, expenses or taxes)	-1.36%	1.20%	2.77%

1. Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Thomas A. Nelson, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since 2011.

May Tong, MBA, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since February 2019.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under “Your Account — Choosing a Share Class — Qualified Investors — Class R6” and “— Advisor Class” in the Fund’s prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Due to the Fund’s managed distribution policy, the Fund’s monthly distributions may consist of a return of capital, which will have the effect of reducing your cost basis in the Fund's shares and thereby increasing the amount of capital gain, if any, or decreasing the amount of capital loss, if any, that you will realize when selling or exchanging Fund shares.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin LifeSmart™ Retirement Income Fund

Investment Company Act file #811-07851
© 2019 Franklin Templeton. All rights reserved.
427 PSUM 05/19	00070402